EXHIBIT 25.1

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM T-1

                  STATEMENT OF ELIGIBILITY UNDER THE TRUST
                   INDENTURE ACT OF 1939 OF A CORPORATION
                        DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
            OF A TRUSTEE PURSUANT TO SECTION 305(b)(2) _________

                    U.S. BANK TRUST NATIONAL ASSOCIATION
            (Exact name of trustee as specified in its charter)

                                 13-3781471
                              (I.R.S. Employer
                            Identification No.)

    100 Wall Street, New York, NY                        10005
(Address of principal executive offices)               (Zip Code)

                         For information, contact:
                         Thomas J. Kelly, President

                    U.S. Bank Trust National Association
                        100 Wall Street, 16th Floor
                             New York, NY 10005
                         Telephone: (212) 361-2506

                        NORFOLK SOUTHERN CORPORATION
            (Exact name of obligor as specified in its charter)

              Virginia                                 52-1188014
   (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                  Identification No.)

       Three Commercial Place                          23510-2191
          Norfolk, Virginia
(Address of principal executive offices)               (Zip Code)

                              DEBT SECURITIES


Item 1.  General Information.

      Furnish the following information as to the trustee - -

      (a)Name and address of each examining or supervising authority to which it is subject.

               Name                             Address

         Comptroller of the Currency         Washington, D.C.

      (b)Whether it is authorized to exercise corporate trust powers.

         Yes.

Item 2.  Affiliations with the Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16. List of Exhibits.

Exhibit 1.  Articles of Association of U.S. Bank Trust National
            Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 022-22485.

Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, now known as U.S. Bank Trust National Association, incorporated herein by reference to
            Exhibit 2 of Form T-1, Registration No. 022-22485.

Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to
            Exhibit 3 of Form T-1, Registration No. 022-22485.

Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 022-22485.

Exhibit 5.  Not applicable.

Exhibit 6. Consent of First Trust of New York, National Association, now known as U.S. Bank Trust National Association, required by
            Section 321(b) of the Act, incorporated herein by reference to
            Exhibit 6 of Form T-1, Registration No. 022-22485.

Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as of the close of business on December 31, 2000, published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.  Not applicable.

Exhibit 9.  Not applicable.

                                 SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of March, 2001.

                              U.S. BANK TRUST NATIONAL ASSOCIATION

                              By:  /s/ Patrick J. Crowley
                                 ---------------------------------
                              Patrick J. Crowley
                              Vice President



                                                                    Exhibit 7

                    U.S. Bank Trust National Association
                      Statement of Financial Condition
                              As of 12/31/2000

                                  ($000's)


Assets
      Cash and Due From Depository Institutions $  57,433
      Federal Reserve Stock                         3,419
      Fixed Assets                                    598
      Intangible Assets                            55,582
      Other Assets                                  8,884
                                                    -----
            Total Assets                        $ 125,916
                                                = =======

Liabilities
      Other Liabilities                            10,877
                                                   ------
      Total Liabilities                         $  10,877

Equity
      Common and Preferred Stock                    1,000
      Surplus                                     120,932
      Undivided Profits                            (6,893)
                                                   ------
            Total Equity Capital                  115,039

Total Liabilities and Equity Capital            $ 125,916
                                                 ========
-------------------------------------------------------------------------------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By: /s/ Patrick J. Crowley
    --------------------------------
    Vice President


Date: March 29, 2001